MERRILL LYNCH
GROWTH FUND







FUND LOGO




Annual Report

October 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


Volatility highlighted stock and bond markets worldwide during the quarter ended October 31, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar--the value of which is pegged to the US dollar--came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well, leading to a 554-point decline in the Dow Jones Industrial Average on October 27. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates.


Fiscal Year in Review
For the 12-month period ended October 31, 1997, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total investment returns of +34.03%, +32.62%, +32.63% and +33.67%, respectively, compared to a +32.09% total return for the unmanaged Standard & Poor's 500 Composite Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

The Fund's outperformance for the fiscal year relative to the S&P 500 was largely driven by the strength of the Fund's energy-related investments. For the past two years, energy has been the Fund's largest sector, representing 52.3% of net assets as of October 31, 1997.

By way of review for our longer-term investors--and as an introduction for new investors--with this annual report to shareholders, we would like to discuss the key attributes of our investment style that we believe differentiates Merrill Lynch Growth Fund from its peers. With that in mind, we should start by stating that Merrill Lynch Growth Fund has always maintained a relatively concentrated list of portfolio holdings. At present, the Fund has 40 individual holdings with the top ten holdings representing over 40% of net assets. This is not unusual; in fact, at times during the Fund's ten-year history, the top ten holdings have exceeded 50% of net assets.

A second distinguishing characteristic of the Fund's investment approach derives from our investment time horizon. Specifically, the Fund considers the return potential of prospective investments within the context of a three-year--five-year investment time horizon. One measure of this investment discipline is evidenced in the Fund's annual portfolio turnover, which has averaged about 24% over the Fund's ten-year history. This implies an average holding period in excess of four years. A typical growth fund may have portfolio turnover approaching 100%, implying around a one-year investment horizon.

With these two investment attributes in mind, we believe that we add value through our "bottom up" stock selection. From one perspective, the Fund does not trade stocks to generate short-term profits. Instead, we invest in businesses with the goal of delivering superior long-term rates of return for our shareholders. This distinction is important to keep in mind, since the Fund's short-term returns generally do not track those of the broader stock market.


Merrill Lynch Growth Fund October 31, 1997


Fiscal 1997 provides a good example of how we think we add value through our stock selection and longer-term perspective. As our long-term investors may recall, the Fund has been a significant energy investor for a number of years. In the spring of 1997, following a relatively mild North American winter, oil and gas prices weakened seasonally and energy-related investments underperformed the broader market. The underperformance of the energy sector negatively impacted the Fund's relative performance for the first half of the fiscal year. The Fund's underperformance was especially pronounced as the broader market averages surged to new highs.

As we have outlined in previous letters to shareholders, we believe that the energy sector is in the early stages of a secular revival following a 15-year period of excess capacity. Through the course of this year, revenue and earnings for Fund holdings in this sector have grown markedly as industry supply and demand have moved back toward equilibrium. This improvement in business fundamentals fueled superior equity price returns for stocks in the energy sector in the second half of the fiscal year and, as we have already noted, is largely responsible for the Fund's positive relative performance for the year.

Consequently, while there will be periods of stock market volatility that may negatively impact the Fund's concentrated list of holdings, over the Fund's investment time horizon we try to add value for our shareholders by investing with a longer view. Fiscal 1997 provides a good example where short-term stock market trading patterns in energy stocks overly discounted the impact of a mild winter on energy demand. With a positive secular trend in place, investors with a longer-term perspective may find values in well-positioned businesses.


Portfolio Matters
We made no significant changes to the portfolio during the October quarter. The Fund continues to have an important exposure to the real estate investment trust (REIT) sector, which made up 14.5% of net assets at the end of the quarter.

In our last two reports to shareholders, we discussed the secular opportunity afforded well-positioned REITs, as institutional investors with direct investment in specific real estate assets transition their ownership to the public sector. There was further evidence of this trend during the October quarter as one of our REIT holdings, Simon DeBartolo Group, Inc., acquired Retail Property Trust, a privately held regional mall REIT owned by institutional investors, in a transaction valued at $1.5 billion.

In another important development in the REIT sector during the October quarter, Equity Office Properties Trust (EOP) and Beacon Properties Corp., both Fund holdings, reached a definitive agreement to merge. The new entity will be the largest public office REIT and is likely to enjoy significant economies of scale relative to many of its public peers. EOP is the sister company of Equity Residential Properties Trust (EQR), also a Fund holding. We believe that EOP is likely to become a consolidating force in the office sector in the same manner as EQR has been in the residential sector. The new EOP will have the critical mass and geographic scope that we believe will be very attractive to institutional holders of office properties looking to securitize their real estate holdings for shares of a public REIT.


In Conclusion
We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Stephen C. Johnes)
Stephen C. Johnes
Vice President and Portfolio Manager



December 1, 1997




Merrill Lynch Growth Fund October 31, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                       12 Month      3 Month
                                                   10/31/97    7/31/97    10/31/96     % Change      % Change
ML Growth Fund Class A Shares*                      $33.13      $30.59     $26.87      +29.98%(1)      +8.30%
ML Growth Fund Class B Shares*                       30.63       28.36      25.03      +29.50(1)       +8.00
ML Growth Fund Class C Shares*                       30.43       28.18      24.89      +29.43(1)       +7.98
ML Growth Fund Class D Shares*                       33.01       30.51      26.79      +29.91(1)       +8.19
Standard & Poor's 500 Index**                       914.62      954.29     705.27      +29.68          -4.16
ML Growth Fund Class A Shares--Total Return*                                           +34.03(2)       +8.30
ML Growth Fund Class B Shares--Total Return*                                           +32.62(3)       +8.00
ML Growth Fund Class C Shares--Total Return*                                           +32.63(4)       +7.98
ML Growth Fund Class D Shares--Total Return*                                           +33.67(5)       +8.19
Standard & Poor's 500 Index--Total Return**                                            +32.09          -3.73

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.394 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.858 per share ordinary income dividends and $1.394 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.616 per share ordinary income dividends and $1.394 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.630 per share ordinary income dividends and $1.394 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.795 per share ordinary income dividends and $1.394 per share capital gains distributions.

Merrill Lynch Growth Fund October 31, 1997

Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares and the S&P 500 Total Return Index.
Beginning and ending values are:

                                   11/28/88**         10/97

ML Growth Fund++--
Class A Shares*                    $ 9,475           $54,087

S&P 500 Total Return Index++++     $10,000           $43,886


A line graph depicting the growth of an investment in the Fund's Class B Shares and the S&P 500 Total Return Index.
Beginning and ending values are:

                                    10/87             10/97

ML Growth Fund++--
Class B Shares*                    $10,000           $58,183

S&P 500 Total Return Index++++     $10,000           $48,824


A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares and the S&P 500 Total Return Index. Beginning and ending values are:

                                   10/21/94**         10/97

ML Growth Fund++--
Class C Shares*                    $10,000           $21,193

ML Growth Fund++--
Class D Shares*                    $ 9,475           $20,559

S&P 500 Total Return Index++++     $10,000           $21,059

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities placing principal emphasis on those securities which the Fund's management believes to be undervalued.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.


Merrill Lynch Growth Fund October 31, 1997


PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +47.51%        +39.77%
Five Years Ended 9/30/97                  +27.31         +25.95
Inception (11/28/88)
through 9/30/97                           +22.07         +21.33

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        +46.01%        +42.01%
Five Years Ended 9/30/97                  +26.01         +26.01
Ten Years Ended 9/30/97                   +17.70         +17.70

[FN]
*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                        +46.04%        +45.04%
Inception (10/21/94)
through 9/30/97                           +30.05         +30.05

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +47.15%        +39.42%
Inception (10/21/94)
through 9/30/97                           +31.06         +28.68

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid++ % Change*
11/28/88--12/31/88                 $ 9.61      $ 9.44        $0.257         $0.090        + 1.88%
1989                                 9.44       12.33          --            0.211        +32.96
1990                                12.33       12.20         0.130           --          + 0.03
1991                                12.20       13.95         1.182          0.012        +25.20
1992                                13.95       14.88         0.449           --          + 9.97
1993                                14.88       17.48         2.122           --          +32.37
1994                                17.48       17.49         0.295           --          + 1.77
1995                                17.49       21.80         1.723          0.359        +36.82
1996                                21.80       26.13         1.394          0.708        +29.72
1/1/97--10/31/97                    26.13       33.13          --            0.273        +27.98
                                                             ------         ------
                                                       Total $7.552   Total $1.653

                                                 Cumulative total return as of 10/31/97: +470.80%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.

Merrill Lynch Growth Fund October 31, 1997


PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid++ % Change*
3/27/87--12/31/87                  $10.00      $ 8.49        $0.060         $0.187        -12.72%
1988                                 8.49        9.45         0.257          0.140        +16.04
1989                                 9.45       12.35          --            0.084        +31.62
1990                                12.35       12.09         0.130           --          - 1.02
1991                                12.09       13.65         1.182          0.012        +23.85
1992                                13.65       14.39         0.449           --          + 8.79
1993                                14.39       16.65         2.122           --          +31.11
1994                                16.65       16.47         0.295           --          + 0.72
1995                                16.47       20.40         1.723          0.143        +35.45
1996                                20.40       24.28         1.394          0.485        +28.38
1/1/97--10/31/97                    24.28       30.63          --            0.152        +26.87
                                                             ------         ------
                                                       Total $7.612   Total $1.203

                                                 Cumulative total return as of 10/31/97: +417.96%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid++ % Change*
10/21/94--12/31/94                 $17.45      $16.47        $0.295           --          - 3.90%
1995                                16.47       20.30         1.723         $0.239        +35.44
1996                                20.30       24.13         1.394          0.498        +28.34
1/1/97--10/31/97                    24.13       30.43          --            0.162        +26.87
                                                             ------         ------
                                                       Total $3.412   Total $0.899

                                                 Cumulative total return as of 10/31/97: +111.93%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid++ % Change*
10/21/94--12/31/94                 $18.47      $17.47        $0.295           --          - 3.79%
1995                                17.47       21.76         1.723         $0.321        +36.52
1996                                21.76       26.07         1.394          0.650        +29.39
1/1/97--10/31/97                    26.07       33.01          --            0.242        +27.68
                                                             ------         ------
                                                       Total $3.412   Total $1.213

                                                 Cumulative total return as of 10/31/97: +117.00%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.


Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS
                     Shares Held/                                                                Value      Percent of
Industries           Face Amount             Long-Term Investments              Cost           (Note 1a)    Net Assets
Banking & Financial    1,000,000      Republic New York Corp.               $   44,267,281    $  105,812,500      1.3%
Services               2,000,000      Safra Republic Holdings S.A. (ADR)*       69,529,500       208,000,000      2.4
                                                                            --------------    --------------    ------
                                                                               113,796,781       313,812,500      3.7

Canadian               8,000,000      Norcen Energy Resources, Ltd. (c)        120,353,892       180,308,085      2.1
Exploration &
Production

Diversified Resource   6,000,000      Freeport-McMoRan Copper & Gold, Inc.
Companies                             (Class A) (c)                            156,119,558       138,375,000      1.6
                       5,000,000      Freeport-McMoRan Copper & Gold, Inc.
                                      (Class B) (c)                            107,984,584       119,375,000      1.4
                       3,750,000      Freeport-McMoRan, Inc. (c)               114,789,644       127,968,750      1.5
                       8,000,000      IMC Global, Inc. (c)                     273,877,204       269,500,000      3.2
                                                                            --------------    --------------    ------
                                                                               652,770,990       655,218,750      7.7

Domestic               7,000,000      Burlington Resources, Inc. (c)           336,647,444       342,562,500      4.0
Exploration &          3,500,000      Vastar Resources, Inc.                   106,578,685       141,312,500      1.7
Production                                                                  --------------    --------------    ------
                                                                               443,226,129       483,875,000      5.7

Electronic          $133,500,000      Cirrus Logic, Inc. (Convertible Bond),
Components                            6% due 12/15/2003 (b)                    123,411,250       117,646,875      1.4
                       3,500,000    ++Komag, Inc. (c)                           72,539,664        60,156,250      0.7
                                                                            --------------    --------------    ------
                                                                               195,950,914       177,803,125      2.1

Energy                 8,000,000      Apache Corp. (c)                         232,123,043       336,000,000      3.9
Acquisition &          2,200,000      Devon Energy Corp. (c)                    34,401,130        98,450,000      1.2
Exploitation           1,000,000      Devon Financing Trust
                                      (Convertible Preferred)(b)                50,000,000        80,500,000      0.9
                       4,000,000    ++Newfield Exploration Co. (c)              56,598,373       108,500,000      1.3
                                                                            --------------    --------------    ------
                                                                               373,122,546       623,450,000      7.3

Miscellaneous          1,000,000    ++Affymetrix, Inc.                          16,662,627        36,125,000      0.4
                       2,763,558    ++CytoTherapeutics, Inc. (c)                18,945,059        14,508,680      0.2
                         434,500      CytoTherapeutics, Inc. (Warrants)(a)         651,750            31,718      0.0
                       1,665,000    ++Genset (ADR)*                             32,285,401        30,594,375      0.3
                         780,000    ++Pharmacopeia, Inc.                        14,903,780        13,747,500      0.2
                       1,000,000      RAO Gazprom (ADR)*(b)                     17,865,451        22,375,000      0.3
                         261,000    ++Unova, Inc.                                5,113,174         4,893,750      0.0
                                                                            --------------    --------------    ------
                                                                               106,427,242       122,276,023      1.4

Natural Gas            3,855,434    ++TransMontaigne Oil Co. (c)                27,060,669        66,506,236      0.8
Gathering &            3,500,000      Western Gas Resources, Inc. (c)           74,549,278        86,406,250      1.0
Transmission                                                                --------------    --------------    ------
                                                                               101,609,947       152,912,486      1.8

Offshore Drilling     18,400,000      Ensco International, Inc. (c)            194,651,449       773,950,000      9.1
Companies             16,300,000    ++Global Marine, Inc. (c)                   59,126,323       507,337,500      5.9
                       1,899,200      Santa Fe International Corp.              69,954,258        93,416,900      1.1
                                                                            --------------    --------------    ------
                                                                               323,732,030     1,374,704,400     16.1

Oilfield Services      7,000,000    ++Nabors Industries, Inc. (c)               90,192,970       287,875,000      3.4
                       5,000,000      Schlumberger Ltd., Inc.                  223,527,267       437,500,000      5.1
                       5,000,000      Tidewater, Inc. (c)                      206,165,358       328,437,500      3.8
                       4,600,000    ++Weatherford Enterra, Inc.                135,307,975       234,887,500      2.8
                       3,833,400    ++Western Atlas, Inc. (c)                  232,388,888       330,391,163      3.9
                                                                            --------------    --------------    ------
                                                                               887,582,458     1,619,091,163     19.0



Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)
                                                                                                 Value      Percent of
Industries           Shares Held             Long-Term Investments              Cost           (Note 1a)    Net Assets
Personal Computers       500,000    ++Dell Computer Corp.                   $    3,107,425    $   40,062,500      0.5%

Real Estate            5,400,000      Beacon Properties Corp. (c)              178,620,085       227,475,000      2.6
Investment             4,920,000      Crescent Real Estate Equities, Inc. (c)  124,669,501       177,120,000      2.1
Trusts--Office         2,733,700      Equity Office Properties Trust            74,868,096        83,548,706      1.0
                                                                            --------------    --------------    ------
                                                                               378,157,682       488,143,706      5.7

Real Estate            2,000,000      Avalon Properties, Inc. (c)               52,951,219        58,750,000      0.7
Investment             5,500,000      Equity Residential Properties Trust (c)  241,098,763       277,750,000      3.2
Trusts--Residential                                                         --------------    --------------    ------
                                                                               294,049,982       336,500,000      3.9

Real Estate            3,742,000      Federal Realty Investment Trust (c)      102,967,307        94,719,375      1.1
Investment               945,000      New Plan Realty Trust                     22,693,960        22,561,875      0.3
Trusts--Retail         7,411,600      Simon DeBartolo Group, Inc. (c)          222,820,235       229,296,375      2.7
                       1,727,200      Weingarten Realty Investors               71,733,539        68,764,150      0.8
                                                                            --------------    --------------    ------
                                                                               420,215,041       415,341,775      4.9

                                      Total Long-Term Investments            4,414,103,059     6,983,499,513     81.9


                         Face
                        Amount               Short-Term Investments

Commercial           $30,000,000      Aesop Funding Corp., 5.53%
Paper**                               due 11/06/1997                            29,976,958        29,976,958      0.3
                      50,000,000      American Home Products Corp.,
                                      5.50% due 12/12/1997                      49,686,806        49,686,806      0.6
                                      Atlantic Asset Securitization Corp.:
                      28,257,000       5.53% due 11/13/1997                     28,204,913        28,204,913      0.3
                      12,073,000       5.54% due 11/13/1997                     12,050,705        12,050,705      0.1
                      50,000,000      Bell Atlantic Financial Services, Inc.,
                                      5.54% due 11/07/1997                      49,953,833        49,953,833      0.6
                      40,000,000      CSW Credit, Inc., 5.53% due 11/04/1997    39,981,567        39,981,567      0.5
                                      Centric Capital Corp.:
                      29,200,000       5.55% due 11/13/1997                     29,145,980        29,145,980      0.3
                      58,500,000       5.54% due 11/21/1997                     58,319,950        58,319,950      0.7
                                      Clipper Receivables Corp.:
                      24,363,000       5.52% due 11/06/1997                     24,344,322        24,344,322      0.3
                      25,000,000       5.52% due 11/19/1997                     24,931,000        24,931,000      0.3
                                      Corporate Asset Funding Co., Inc.:
                      50,000,000       5.50% due 11/25/1997                     49,816,667        49,816,667      0.6
                      35,000,000       5.50% due 12/15/1997                     34,764,722        34,764,722      0.4
                      50,000,000      Corporate Receivables Corp., 5.52% due
                                      12/11/1997                                49,693,333        49,693,333      0.6
                                      Countrywide Home Loans, Inc.:
                      40,000,000       5.57% due 12/04/1997                     39,795,767        39,795,767      0.5
                      20,000,000       5.53% due 12/05/1997                     19,895,544        19,895,544      0.2
                      28,890,000      Falcon Asset Securization Corp., 5.51%
                                      due 11/10/1997                            28,850,204        28,850,204      0.3
                                      Finova Capital Corp.:
                      15,000,000       5.53% due 11/14/1997                     14,970,046        14,970,046      0.2
                      20,000,000       5.57% due 11/21/1997                     19,938,111        19,938,111      0.2
                                      Fleet Funding Corp.:
                      50,000,000       5.52% due 11/26/1997                     49,808,333        49,808,333      0.6
                      38,068,000       5.53% due 12/04/1997                     37,875,027        37,875,027      0.4
                      39,530,000      GTE Corp., 5.50% due 11/17/1997           39,433,371        39,433,371      0.5


Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                 Value      Percent of
                     Face Amount           Short-Term Investments               Cost           (Note 1a)    Net Assets
Commercial                            General Motors Acceptance Corp.:
Paper**              $10,116,000       5.75% due 11/03/1997                 $   10,112,769    $   10,112,769      0.1%
(concluded)           70,000,000       5.51% due 12/02/1997                     69,667,868        69,667,868      0.8
                      50,000,000      Goldman Sachs Group, L.P., 5.53%
                                      due 11/24/1997                            49,823,347        49,823,347      0.6
                                      International Securitization Corp.:
                      50,000,000       5.52% due 11/18/1997                     49,869,667        49,869,667      0.6
                      50,000,000       5.56% due 12/04/1997                     49,745,167        49,745,167      0.6
                                      Lexington Parker Capital Corp.:
                      30,212,000       5.54% due 11/03/1997                     30,202,701        30,202,701      0.3
                      25,224,000       5.54% due 11/14/1997                     25,173,538        25,173,538      0.3
                      50,000,000       5.55% due 11/20/1997                     49,853,542        49,853,542      0.6
                                      Morgan (J.P.) & Co., Inc.:
                      50,000,000       5.50% due 12/19/1997                     49,633,333        49,633,333      0.6
                      50,000,000       5.50% due 12/23/1997                     49,602,778        49,602,778      0.6
                                      Morgan Stanley Group, Inc.:
                      50,000,000       5.52% due 11/03/1997                     49,984,667        49,984,667      0.6
                      50,000,000       5.50% due 11/21/1997                     49,847,222        49,847,222      0.6
                      50,329,000      Motorola, Inc., 5.55% due 11/20/1997      50,181,578        50,181,578      0.6
                      41,150,000      Preferred Receivables Funding Corp.,
                                      5.52% due 11/12/1997                      41,080,594        41,080,594      0.5
                      20,000,000      Riverwoods Funding Corp., 5.50%
                                      due 11/10/1997                            19,972,500        19,972,500      0.2
                                      Three Rivers Funding Corp.:
                      14,054,000       5.53% due 11/19/1997                     14,015,141        14,015,141      0.2
                      20,104,000       5.58% due 12/02/1997                     20,007,400        20,007,400      0.2
                                      Transamerica Finance Corp.:
                      50,000,000       5.52% due 12/03/1997                     49,754,667        49,754,667      0.6
                      50,000,000       5.54% due 12/08/1997                     49,715,306        49,715,306      0.6
                                      WCP Funding, Inc.:
                      25,000,000       5.53% due 11/07/1997                     24,976,958        24,976,958      0.3
                      25,000,000       5.50% due 12/05/1997                     24,870,139        24,870,139      0.3
                                                                            --------------    --------------    ------
                                                                             1,559,528,041     1,559,528,041     18.3

US Government                         Federal Home Loan Mortgage Corp.:
Agency                50,000,000       5.415% due 11/12/1997                    49,917,271        49,917,271      0.6
Obligations**         20,000,000       5.465% due 12/17/1997                    19,860,339        19,860,339      0.2
                                                                            --------------    --------------    ------
                                                                                69,777,610        69,777,610      0.8

                                      Total Short-Term Investments           1,629,305,651     1,629,305,651     19.1

Total Investments                                                           $6,043,408,710     8,612,805,164    101.0
                                                                            ==============
Liabilities in Excess of Other Assets                                                            (85,944,173)    (1.0)
                                                                                              --------------    ------
Net Assets                                                                                    $8,526,860,991    100.0%
                                                                                              ==============    ======

  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Investment in an affiliated company (Note 5).

See Notes to Financial Statements.




Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1997
Assets:             Investments, at value (identified cost--$6,043,408,710) (Note 1a)                     $8,612,805,164
                    Cash                                                                                       1,899,050
                    Receivables:
                      Beneficial interest sold                                           $   24,678,190
                      Dividends                                                               4,728,075
                      Interest                                                                3,461,692       32,867,957
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          97,912
                                                                                                          --------------
                    Total assets                                                                           8,647,670,083
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   96,798,153
                      Beneficial interest redeemed                                           11,693,168
                      Distributor (Note 2)                                                    4,805,240
                      Investment adviser (Note 2)                                             4,503,028      117,799,589
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     3,009,503
                                                                                                          --------------
                    Total liabilities                                                                        120,809,092
                                                                                                          --------------

Net Assets:         Net assets                                                                            $8,526,860,991
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    5,341,251
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     15,303,092
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,404,269
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,975,902
                    Paid-in capital in excess of par                                                       5,374,548,046
                    Undistributed investment income--net                                                      21,998,884
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               533,893,093
                    Unrealized appreciation on investments--net                                            2,569,396,454
                                                                                                          --------------
                    Net assets                                                                            $8,526,860,991
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $1,769,296,179 and 53,412,508 shares
                             of beneficial interest outstanding                                           $        33.13
                                                                                                          ==============
                    Class B--Based on net assets of $4,687,522,769 and 153,030,921 shares
                             of beneficial interest outstanding                                           $        30.63
                                                                                                          ==============
                    Class C--Based on net assets of $427,376,567 and 14,042,691 shares
                             of beneficial interest outstanding                                           $        30.43
                                                                                                          ==============
                    Class D--Based on net assets of $1,642,665,476 and 49,759,022 shares
                             of beneficial interest outstanding                                           $        33.01
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1997
Investment          Interest and discount earned                                                          $   94,711,657
Income              Dividends (net of $565,313 foreign withholding tax)                                       77,705,992
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                             172,417,649
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   42,880,246
                    Account maintenance and distribution fees--Class B (Note 2)              37,000,254
                    Transfer agent fees--Class B (Note 2)                                     5,578,287
                    Account maintenance fees--Class D (Note 2)                                3,109,660
                    Account maintenance and distribution fees--Class C (Note 2)               2,898,334
                    Transfer agent fees--Class A (Note 2)                                     1,812,916
                    Transfer agent fees--Class D (Note 2)                                     1,657,466
                    Registration fees (Note 1f)                                                 922,577
                    Transfer agent fees--Class C (Note 2)                                       472,982
                    Printing and shareholder reports                                            365,841
                    Accounting services (Note 2)                                                361,942
                    Custodian fees                                                              203,791
                    Professional fees                                                            80,175
                    Trustees' fees and expenses                                                  45,576
                    Pricing fees                                                                  1,544
                    Other                                                                        53,416
                                                                                         --------------
                    Total expenses before reimbursement                                      97,445,007
                    Reimbursement of expenses (Note 2)                                       (2,673,480)
                                                                                         --------------
                    Total expenses after reimbursement                                                        94,771,527
                                                                                                          --------------
                    Investment income--net                                                                    77,646,122
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      533,893,531
(Loss) on             Foreign currency transactions--net                                        (59,658)     533,833,873
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation on investments--net                                  1,320,593,787
Transactions                                                                                              --------------
(Notes 1b, 1c,      Net realized and unrealized gain on investments and foreign
1e & 3):            currency transactions                                                                  1,854,427,660
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,932,073,782
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund October 31, 1997

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1997              1996
Operations:         Investment income--net                                               $   77,646,122   $   24,902,813
                    Realized gain on investments and foreign currency
                    transactions--net                                                       533,833,873      366,995,445
                    Change in unrealized appreciation on investments--net                 1,320,593,787      622,793,812
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                  1,932,073,782    1,014,692,070
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (20,060,922)     (11,466,384)
Shareholders          Class B                                                               (27,296,782)      (3,656,501)
(Note 1g):            Class C                                                                (2,319,545)        (670,606)
                      Class D                                                               (15,879,973)      (8,536,028)
                    Realized gain on investments--net:
                      Class A                                                               (72,708,025)     (54,826,992)
                      Class B                                                              (214,744,463)    (168,933,574)
                      Class C                                                               (14,376,468)      (7,976,874)
                      Class D                                                               (65,179,339)     (51,112,182)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (432,565,517)    (307,179,141)
                                                                                         --------------   --------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                 1,933,943,957    1,095,437,782
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase in net assets                                          3,433,452,222    1,802,950,711
                    Beginning of year                                                     5,093,408,769    3,290,458,058
                                                                                         --------------   --------------
                    End of year*                                                         $8,526,860,991   $5,093,408,769
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $   21,998,884   $    9,982,308
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund October 31, 1997

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class A
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1997++       1996++        1995++       1994++         1993
Per Share           Net asset value,
Operating           beginning of year                  $    26.87   $    23.13   $    19.19    $    19.22     $    14.79
Performance:                                           ----------   ----------   ----------    ----------     ----------
                    Investment income--net                    .53          .31          .23           .08            .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                        7.98         5.63         4.01          2.01           4.86
                                                       ----------   ----------   ----------    ----------     ----------
                    Total from investment
                    operations                               8.51         5.94         4.24          2.09           4.88
                                                       ----------   ----------   ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net                 (.44)        (.35)          --            --             --
                      Realized gain on
                      investments--net                      (1.81)       (1.85)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Total dividends
                    and distributions                       (2.25)       (2.20)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Net asset value, end of year       $    33.13   $    26.87   $    23.13    $    19.19     $    19.22
                                                       ==========   ==========   ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                        34.03%       28.15%       22.60%        12.50%         33.97%
                                                       ==========   ==========   ==========    ==========     ==========

Ratios to           Expenses, net of reimbursement           .77%         .80%         .82%          .82%           .81%
Average                                                ==========   ==========   ==========    ==========     ==========
Net Assets:         Expenses                                 .81%         .84%         .84%          .82%           .81%
                                                       ==========   ==========   ==========    ==========     ==========
                    Investment income--net                  1.84%        1.28%        1.10%          .44%           .29%
                                                       ==========   ==========   ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $1,769,296   $1,056,870   $  670,164    $  382,077     $  229,709
                                                       ==========   ==========   ==========    ==========     ==========
                    Portfolio turnover                     24.75%       30.01%       37.42%         4.22%         33.21%
                                                       ==========   ==========   ==========    ==========     ==========
                    Average commission
                    rate paid++++                      $    .0559   $    .0539           --            --             --
                                                       ==========   ==========   ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class B
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1997++       1996++        1995++       1994++         1993
Per Share           Net asset value,
Operating           beginning of year                  $    25.03   $    21.60   $    18.12    $    18.43     $    14.35
Performance:                                           ----------   ----------   ----------    ----------     ----------
                    Investment income (loss)--net             .22          .06          .01          (.10)          (.11)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                        7.39         5.26         3.77          1.91           4.64
                                                       ----------   ----------   ----------    ----------     ----------
                    Total from investment
                    operations                               7.61         5.32         3.78          1.81           4.53
                                                       ----------   ----------   ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net                 (.20)        (.04)          --            --             --
                      Realized gain on
                      investments--net                      (1.81)       (1.85)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Total dividends and
                    distributions                           (2.01)       (1.89)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Net asset value, end of year       $    30.63   $    25.03   $    21.60    $    18.12     $    18.43
                                                       ==========   ==========   ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                        32.62%       26.84%       21.37%        11.41%         32.54%
                                                       ==========   ==========   ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement          1.79%        1.82%        1.84%         1.84%          1.83%
Net Assets:                                            ==========   ==========   ==========    ==========     ==========
                    Expenses                                1.83%        1.85%        1.87%         1.84%          1.83%
                                                       ==========   ==========   ==========    ==========     ==========
                    Investment income (loss)--net            .82%         .26%         .04%         (.58%)         (.78%)
                                                       ==========   ==========   ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $4,687,523   $2,916,507   $1,920,451    $1,433,051     $1,049,190
                                                       ==========   ==========   ==========    ==========     ==========
                    Portfolio turnover                     24.75%       30.01%       37.42%         4.22%         33.21%
                                                       ==========   ==========   ==========    ==========     ==========
                    Average commission
                    rate paid++++                      $    .0559   $    .0539           --            --             --
                                                       ==========   ==========   ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class C++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                       For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                              1997           1996           1995          1994
Per Share           Net asset value, beginning of period         $    24.89      $    21.59    $    18.12     $    17.45
Operating                                                        ----------      ----------    ----------     ----------
Performance:        Investment income--net                              .22             .06           .03             --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             7.34            5.23          3.74            .67
                                                                 ----------      ----------    ----------     ----------
                    Total from investment operations                   7.56            5.29          3.77            .67
                                                                 ----------      ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                           (.21)           (.14)           --             --
                      Realized gain on investments--net               (1.81)          (1.85)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Total dividends and distributions                 (2.02)          (1.99)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Net asset value, end of period               $    30.43      $    24.89    $    21.59     $    18.12
                                                                 ==========      ==========    ==========     ==========

Total Investment    Based on net asset value per share               32.63%          26.84%        21.32%          3.84%+++
Return:**                                                        ==========      ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    1.80%           1.84%         1.86%          2.52%*
Net Assets:                                                      ==========      ==========    ==========     ==========
                    Expenses                                          1.84%           1.87%         1.89%          2.52%*
                                                                 ==========      ==========    ==========     ==========
                    Investment income (loss)--net                      .81%            .25%          .14%         (1.17%)*
                                                                 ==========      ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $  427,377      $  187,221    $   85,486     $    1,381
Data:                                                            ==========      ==========    ==========     ==========
                    Portfolio turnover                               24.75%          30.01%        37.42%          4.22%
                                                                 ==========      ==========    ==========     ==========
                    Average commission rate paid++++++           $    .0559      $    .0539            --             --
                                                                 ==========      ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                       Class D++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                       For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                              1997           1996           1995          1994
Per Share           Net asset value, beginning of period         $    26.79      $    23.06    $    19.18     $    18.47
Operating                                                        ----------      ----------    ----------     ----------
Performance:        Investment income--net                              .46             .24           .22             --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             7.95            5.63          3.96            .71
                                                                 ----------      ----------    ----------     ----------
                    Total from investment operations                   8.41            5.87          4.18            .71
                                                                 ----------      ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                           (.38)           (.29)           --             --
                      Realized gain on investments--net               (1.81)          (1.85)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Total dividends and distributions                 (2.19)          (2.14)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Net asset value, end of period               $    33.01      $    26.79    $    23.06     $    19.18
                                                                 ==========      ==========    ==========     ==========

Total Investment    Based on net asset value per share               33.67%          27.83%        22.29%          3.84%+++
Return:**                                                        ==========      ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    1.02%           1.05%         1.08%          1.77%*
Net Assets:                                                      ==========      ==========    ==========     ==========
                    Expenses                                          1.06%           1.08%         1.10%          1.77%*
                                                                 ==========      ==========    ==========     ==========
                    Investment income (loss)--net                     1.59%           1.03%         1.00%          (.54%)*
                                                                 ==========      ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $1,642,665      $  932,811    $  614,357     $    1,186
Data:                                                            ==========      ==========    ==========     ==========
                    Portfolio turnover                               24.75%          30.01%        37.42%          4.22%
                                                                 ==========      ==========    ==========     ==========
                    Average commission rate paid++++++           $    .0559      $    .0539            --             --
                                                                 ==========      ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).


Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $72,324 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets on the first $1 billion; 0.625% of the average net assets on the next $500 million; and 0.60% of the average net assets over $1.5 billion. For the year ended October 31, 1997, MLAM earned fees of $42,880,246, of which $2,673,480 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account        Distribution
                                 Maintenance Fee        Fee

Class B                                0.25%           0.75%
Class C                                0.25%           0.75%
Class D                                0.25%             --


Merrill Lynch Growth Fund October 31, 1997


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD            MLPF&S

Class A                              $ 14,470        $  194,757
Class D                              $210,653        $2,860,415

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $4,083,378 and $96,952 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $441,467 in commissions on the execution of portfolio security trans-actions for the Fund for the year ended October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $2,836,110,242 and $1,249,176,758, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                  Realized        Unrealized
                               Gains (Losses)        Gains

Long-term investments           $533,904,081    $2,569,396,454
Short-term investments               (10,550)               --
Foreign currency
transactions                         (59,658)               --
                                ------------    --------------
Total                           $533,833,873    $2,569,396,454
                                ============    ==============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,569,396,454, of which $2,629,138,553 related to appreciated securities and $59,742,099 related to depreciated securities. At October 31, 1997, the aggregate cost of investments for Federal income tax purposes was $6,043,408,710.


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $1,933,943,957 and $1,095,437,782 for the years ended October 31, 1997 and October 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                            Dollar
Ended October 31, 1997                Shares           Amount

Shares sold                        26,024,620    $  745,365,301
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,259,696        85,223,804
                                 ------------    --------------
Total issued                       29,284,316       830,589,105
Shares redeemed                   (15,200,649)     (431,634,274)
                                 ------------    --------------
Net increase                       14,083,667    $  398,954,831
                                 ============    ==============

Class A Shares for the Year                            Dollar
Ended October 31, 1996                Shares           Amount

Shares sold                        15,856,881    $  374,683,538
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,825,668        60,826,440
                                 ------------    --------------
Total issued                       18,682,549       435,509,978
Shares redeemed                    (8,325,117)     (196,158,604)
                                 ------------    --------------
Net increase                       10,357,432    $  239,351,374
                                 ============    ==============


Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                        58,873,336    $1,555,413,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,170,267       221,585,076
                                 ------------    --------------
Total issued                       68,043,603     1,776,998,724
Automatic conversion of
shares                             (3,569,962)      (96,367,617)
Shares redeemed                   (27,974,354)     (736,256,154)
                                 ------------    --------------
Net increase                       36,499,287    $  944,374,953
                                 ============    ==============

Class B Shares
For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                        40,931,339    $  899,830,123
Shares issued to shareholders
in reinvestment of dividends
and distributions                   7,878,594       157,479,392
                                 ------------    --------------
Total issued                       48,809,933     1,057,309,515
Automatic conversion of
shares                             (2,182,558)      (47,330,262)
Shares redeemed                   (19,023,230)     (416,714,283)
                                 ------------    --------------
Net increase                       27,604,145    $  593,264,970
                                 ============    ==============

Class C Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                         8,962,055    $  238,396,273
Shares issued to shareholders
in reinvestment of dividends
and distributions                     636,886        15,333,078
                                 ------------    --------------
Total issued                        9,598,941       253,729,351
Shares redeemed                    (3,076,879)      (81,814,832)
                                 ------------    --------------
Net increase                        6,522,062    $  171,914,519
                                 ============    ==============

Class C Shares

For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                         4,661,344    $  101,617,191
Shares issued to shareholders
in reinvestment of dividends
and distributions                     396,953         7,905,015
                                 ------------    --------------
Total issued                        5,058,297       109,522,206
Shares redeemed                    (1,496,367)      (32,621,973)
                                 ------------    --------------
Net increase                        3,561,930     $  76,900,233
                                 ============    ==============

Class D Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                        17,348,143    $  497,504,347
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,769,334        72,205,886
Automatic conversion of
shares                              3,317,532        96,367,617
                                 ------------    --------------
Total issued                       23,435,009       666,077,850
Shares redeemed                    (8,490,489)     (247,378,196)
                                 ------------    --------------
Net increase                       14,944,520    $  418,699,654
                                 ============    ==============

Class D Shares
For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                         8,855,195    $  208,171,714
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,450,827        52,562,307
Automatic conversion of
shares                              2,042,224        47,330,262
                                 ------------    --------------
Total issued                       13,348,246       308,064,283
Shares redeemed                    (5,171,860)     (122,143,078)
                                 ------------    --------------
Net increase                        8,176,386    $  185,921,205
                                 ============    ==============


Merrill Lynch Growth Fund October 31, 1997

5. Transactions with Affiliated Companies:

Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940)
are as follows:
                                                                                Increase in      Increase in       Dividend
Industry                                       Affiliate                        Shares--Net       Cost--Net         Income
Energy Acquisition & Exploitation         Apache Corp.                                  --                --    $ 2,240,000

Real Estate Investment Trusts--           Avalon Properties, Inc.                2,000,000     $  52,951,219      3,060,000
Residental

Real Estate Investment Trusts--Office     Beacon Properties Corp.                5,400,000       178,620,085      5,983,750

Domestic Exploration & Production         Burlington Resources, Inc.             7,000,000       336,647,444        825,000

Real Estate Investment Trusts--Office     Crescent Real Estate Equities, Inc.    4,920,000       124,669,501     12,897,949

Miscellaneous                             CytoTherapeutics, Inc.                   467,558         3,030,276             ++

Energy Acquisition & Exploitation         Devon Energy Corp.                            --                --        440,000

Offshore Drilling Companies               Ensco International, Inc.             11,100,000        89,012,097        460,000

Real Estate Investment Trusts--           Equity Residental Properties Trust     5,500,000       241,098,763     11,474,000
Residental

Real Estate Investment Trusts--Retail     Federal Realty Investment Trust        3,742,000       102,967,307      4,266,400

Diversified Resource Companies            Freeport-McMoRan Copper &
                                          Gold, Inc. (Class A)                   4,500,000       119,670,007      2,216,475

Diversified Resource Companies            Freeport-McMoRan Copper &
                                          Gold, Inc. (Class B)                          --                --      4,500,000

Diversified Resource Companies            Freeport-McMoRan, Inc.                        --                --      1,350,000

Offshore Drilling Companies               Global Marine, Inc.                           --                --             ++

Diversified Resource Companies            IMC Global, Inc.                       6,950,000       236,654,280      1,140,000

Electronic Components                     Komag, Inc.                                   --                --             ++

Oilfield Services                         Nabors Industries, Inc.                2,000,000        34,491,905             ++

Energy Acquisition & Exploitation         Newfield Exploration Co.               2,000,000                --             ++

Canadian Exploration & Production         Norcen Energy Resources, Ltd.                 --                --        732,864

Real Estate Investment Trusts--Retail     Simon DeBartolo Group, Inc.            7,411,600       222,820,235      8,567,775

Oilfield Services                         Tidewater, Inc.                        5,000,000       206,165,358      1,200,000

Natural Gas Gathering & Transmission      TransMontaigne Oil Co.                   738,434         9,917,169             ++

Oilfield Services                         Western Atlas, Inc.                    1,333,400        91,214,635             ++

Natural Gas Gathering & Transmission      Western Gas Resources, Inc.            1,000,000        17,229,850        700,000

++Non-income producing security.


Merrill Lynch Growth Fund October 31, 1997

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of
Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (UNAUDITED)
The following information summarizes all per share distributions paid by Merrill Lynch Growth Fund during its taxable year ended
October 31, 1997:
                                                         Qualifying    Non-Qualifying      Total       Long-Term
                            Record        Payable         Ordinary        Ordinary        Ordinary      Capital
                             Date           Date           Income          Income          Income        Gains
Class A Shares             12/17/96       12/26/96        $0.123815      $0.460542       $0.584357     $1.393567
                            7/02/97        7/11/97        $0.149826      $0.123661       $0.273487          --

Class B Shares             12/17/96       12/26/96        $0.098321      $0.365714       $0.464035     $1.393567
                            7/02/97        7/11/97        $0.083419      $0.068850       $0.152269          --

Class C Shares             12/17/96       12/26/96        $0.099266      $0.369229       $0.468495     $1.393567
                            7/02/97        7/11/97        $0.088489      $0.073035       $0.161524          --

Class D Shares             12/17/96       12/26/96        $0.117156      $0.435776       $0.552932     $1.393567
                            7/02/97        7/11/97        $0.132798      $0.109606       $0.242404          --

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

Merrill Lynch Growth Fund October 31, 1997


PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended October 31, 1997
                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Ensco International, Inc.                          9.1%
Global Marine, Inc.                                5.9
Schlumberger Ltd., Inc.                            5.1
Burlington Resources, Inc.                         4.0
Apache Corp.                                       3.9
Western Atlas, Inc.                                3.9
Tidewater, Inc.                                    3.8
Nabors Industries, Inc.                            3.4
Equity Residential Properties Trust                3.2
IMC Global, Inc.                                   3.2

Additions

New Plan Realty Trust
Pharmacopeia, Inc.
Unova, Inc.

Deletions

Cirrus Logic, Inc.
Crescent Operating, Inc.
Monterey Resources, Inc.
Santa Fe Energy Resources, Inc.
Starwood Lodging Trust



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and
 Portfolio Manager
Arthur Moretti, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863